                                                                    EXHIBIT 99.1

[INPUT/OUTPUT, INC. LOGO]

PRESS RELEASE

For further information contact:
Brad Eastman
Chief Administrative Officer, Input/Output
Tel: (281) 933-3339
Email: Brad.Eastman@i-o.com

                   INPUT/OUTPUT CANCELS MARINE SOLID STREAMER
                         RESEARCH & DEVELOPMENT PROJECT

HOUSTON, Texas (May 8, 2003)... Input/Output, Inc. (NYSE: IO) today announced that it has cancelled research and development efforts related to solid marine streamers. I/O commenced research and development efforts when it acquired S/N Technologies, Inc. in May, 2002. As a result of the cancellation, I/O took an additional charge of $1.3 million to its previously announced first quarter results. The charge includes the write-off of approximately $0.5 million of machinery and equipment, $0.2 million of inventory related to the development efforts, and $0.6 million of intellectual property acquired from S/N Technologies. Revised results for first quarter 2003 are included with this press release.

         "During my first six weeks as Input/Output's Chief Executive Officer, I have focused on our strategic position in all of the markets we serve," stated Robert P. Peebler. "Considering the time and cost required to develop a solid streamer product utilizing the S/N RIM process, market opportunity, and continued success of our liquid-filled streamers, I have decided to focus our development efforts on other promising marine technologies and projects that accelerate the adoption of VectorSeis(R) in all phases of a reservoir life cycle. We will seek alternative strategies to provide a solid streamer solution to our marine customers."

         Input/Output, Inc. is a major provider of seismic acquisition imaging technology for the land, marine and transition zone exploration, production and reservoir monitoring. The Company specializes in technology that creates value for the energy industry in the areas of 2D, 3D, 4D and multicomponent seismic data. Additional information on Input/Output, Inc. is available on the Internet at www.i-o.com or contact us at ir@i-o.com.

         The information included herein contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and
Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include statements concerning future product offerings and expected continued investment in new technology. Actual results may vary materially from those described in these forward-looking statements. All forward-looking statements reflect numerous assumptions and involve a number of risks and uncertainties. These risks and uncertainties include the timing and development of the Company's products and services and market acceptance of the Company's new and revised product offerings; risks associated with competitor's product offerings and pricing pressures resulting therefrom; the Company's inability to produce products to preserve and increase market share; and technological and marketplace changes affecting the Company's product line. Additional risk factors which could affect actual results are disclosed by the Company from time to tine in its filings with the Securities and Exchange Commission.

                       INPUT/OUTPUT, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                 (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)
                                   (UNAUDITED)

                                                          THREE MONTHS ENDED
                                                              MARCH 31,
                                                   --------------------------------
                                                        2003              2002
                                                   --------------    --------------
Net sales......................................    $       41,177    $       30,213
Cost of sales..................................            32,416            23,252
                                                   --------------    --------------
         Gross profit..........................             8,761             6,961
                                                   --------------    --------------

Operating expenses:
   Research and development....................             5,518             7,021
   Marketing and sales.........................             2,811             2,530
   General and administrative..................             4,065             4,627
   Amortization of intangibles.................               304               316
   Impairment of long-lived assets.............             1,120                 -
                                                   --------------    --------------
          Total operating expenses.............            13,818            14,494
                                                   --------------    --------------

Loss from operations...........................            (5,057)           (7,533)

Interest expense...............................            (1,345)              (35)
Interest income................................               591               491
Fair value adjustment of warrant obligation....               871                 -
Other income (expense).........................               249              (136)
                                                   --------------    --------------
Loss before income taxes.......................            (4,691)           (7,213)
Income tax expense (benefit)...................               588            (2,671)
                                                   --------------    --------------
Net loss.......................................            (5,279)           (4,542)
Preferred dividend.............................                 -             1,455
                                                   --------------    --------------
Net loss applicable to
   common shares...............................    $       (5,279)   $       (5,997)
                                                   ==============    ==============

Basic loss per common share....................    $       (0.10)    $        (0.12)
                                                   ==============    ==============

Weighted average number of
   common shares outstanding...................        51,194,690        50,890,836
                                                   ==============    ==============

Diluted loss per common share..................    $       (0.10)    $        (0.12)
                                                   ==============    ==============

Weighted average number of diluted
   common shares outstanding...................        51,194,690        50,890,836
                                                   --------------    --------------

                       INPUT/OUTPUT, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                 (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

                                                           MARCH 31,
                                                             2003         DECEMBER 31,
                                                         (UNAUDITED)         2002
                                                         ------------    -------------
                         ASSETS
Current assets:
   Cash and cash equivalents........................     $     56,317    $      77,144
   Restricted cash..................................              252              247
   Accounts receivable, net.........................           30,560           18,745
   Current portion notes receivable, net............           12,483            6,137
   Inventories......................................           47,561           50,010
   Prepaid expenses and other current assets........            2,030            3,136
                                                         ------------    -------------
           Total current assets.....................          149,203          155,419
Notes receivable....................................            6,131           12,057
Property, plant and equipment, net..................           38,764           39,255
Goodwill, net.......................................           33,758           33,758
Other assets, net...................................            6,966            7,956
                                                         ------------    -------------
           Total assets.............................     $    234,822    $     248,445
                                                         ============    =============

          LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
   Current maturities of long-term debt.............     $      1,787    $       2,142
   Accounts payable.................................           13,387           18,927
   Accrued expenses.................................           17,898           19,410
                                                         ------------    -------------
           Total current liabilities................           33,072           40,479
Long-term debt, net of current maturities...........           50,979           51,430
Other long-term liabilities.........................            4,934            5,199
Stockholders' equity:
   Common stock.....................................              521              519
   Additional paid-in capital.......................          296,267          296,002
   Accumulated deficit..............................         (141,811)        (136,534)
   Accumulated other comprehensive loss.............           (2,538)          (2,380)
   Treasury stock...................................           (5,859)          (5,929)
   Unamortized restricted stock compensation........             (743)            (341)
                                                         ------------    -------------
      Total stockholders' equity....................          145,837          151,337
                                                         ------------    -------------
      Total liabilities and stockholders' equity....     $    234,822    $     248,445
                                                         ============    =============

                         CALCULATION OF EBIT AND EBITDA
                               (NON-GAAP MEASURES)
                                 (IN THOUSANDS)
                                   (UNAUDITED)

EBITDA is a Non-GAAP measurement that is presented as an additional indicator of operating performance and is not a substitute for net income (loss) or earnings
(loss) per share calculated under generally accepted accounting principals
(GAAP). The calculation of EBITDA shown below is based upon amounts derived from the company's financial statements prepared in conformity with GAAP.

                                                     THREE MONTHS ENDED
                                                         MARCH 31,
                                                   ----------------------
                                                      2003         2002
                                                   ---------    ---------
Loss before income taxes ......................    $  (4,691)   $  (7,213)
Interest expense ..............................        1,345           35
Interest income ...............................         (591)        (491)
Fair value adjustment of warrant obligation....         (871)           -
                                                   ---------    ---------
Earnings before net interest expense and
   taxes (EBIT) ...............................       (4,808)      (7,669)
Total depreciation and amortization expense....        3,574        2,992
                                                   ---------    ---------
Earnings before net interest expense,
   taxes, depreciation and amortization
   (EBITDA) ...................................    $  (1,234)   $  (4,677)
                                                   =========    =========

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